                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (the "Agreement") is made and entered into as of November 23, 1994, by and between KMS Holding Corporation, a Delaware corporation (the "Company"), and FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), and FS Equity Partners International, L.P., a Delaware limited partnership ("FS International," and collectively with FSEP III, "FS").

     This Agreement is made pursuant to the Stock Subscription Agreement, dated as of November 23, 1994 (the "Subscription Agreement"), among the Company, FS and The Koll Holding Company, a California corporation ("KHC"). In order to induce FS to enter into the Subscription Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. This Agreement shall be effective as of the Closing (as defined in the Subscription Agreement).

The parties hereby agree as follows:

1.  Definitions
    -----------

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Advice:  See the last paragraph of Section 4 hereof.
     ------

     Common Stock:  The common stock, par value $.01 per share, of the Company.
     ------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
     rules and regulations of the SEC promulgated thereunder.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
     association, joint-stock company, trust, unincorporated organization or other entity.

     Prospectus:  The prospectus included in any Registration Statement
     ----------
     (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) in the form contained in such Registration Statement at the time it became effective, except that if the final prospectus for use in connection with an offering of Restricted Securities differs from the form of prospectus included as part of the Registration Statement at the time it was declared effective, then such final prospectus, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Restricted Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registration Expenses:  See Section 5 hereof.
     ---------------------

     Registration Statement:  Any registration statement of the Company which
     ----------------------
     covers any of the Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, any amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Restricted Securities:  Any and all shares of Common Stock, upon original
     ---------------------
     issuance thereof and at all times subsequent thereto, which were issued to FS pursuant to the Subscription Agreement.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
     regulations promulgated by the SEC thereunder.

     Special Counsel:  Such law firm, if any, as may be designated by FS.
     ---------------

     Stockholders Agreement:  The Stockholders Agreement dated November 23, 1994
     ----------------------
     among the Company, FS and KHC.

2.  Securities Subject to this Agreement
    ------------------------------------

    (a) Restricted Securities.  The securities entitled to the benefits of this
        ---------------------
Agreement are the Restricted Securities.

3.  Demand Registration
    -------------------

    (a) After (i) the consummation of an Initial Public Offering (as defined in the Stockholders Agreement), (ii) the rejection by KHC of an offer to purchase an FS Offered Asset (as defined in the Stockholders Agreement) pursuant to
Section 4.3 of the Stockholders Agreement and (iii) FS has attempted in good faith for a reasonable period of time to sell the FS Offered Asset at the FS Target Price (as defined in the Stockholders Agreement), then upon the written request of FS, the Company shall be obligated, on no more than one occasion, to effect the registration under the Act of the Restricted Securities, all in accordance with the following provisions of this Agreement; provided, however,
                                                            --------  -------
that the obligation of the Company to effect such registration shall not be deemed to have been satisfied until the Registration Statement with respect thereto has become effective under the Act and it has remained effective as long as required to allow FS to effect the disposition of the Restricted Securities registered (but in no event longer than nine months from the effective date of the Registration Statement) and only so long as no stop order suspending the effectiveness of the registration statement or the qualification or registration of any of the Restricted Securities for sale in any jurisdiction in which the Company shall be required pursuant to Section 4(i) to register or qualify such

                                      2.

Restricted Securities shall not have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any similar state agency.

    (b) Whenever the Company shall be requested pursuant to Section 3(a) to effect the registration of Restricted Securities under the Act, the Company shall, as provided in Section 4, effect the registration under the Act of the Restricted Securities which the Company has been requested to register pursuant to Section 3(a), all to the extent requisite to permit the disposition by FS of the Restricted Securities so registered.

    (c) If FS advises the Company that it intends to publicly offer or distribute Restricted Securities to be covered by the Registration Statement pursuant to a firm commitment underwriting with an investment banking firm or firms selected by FS and approved by the Company, such approval not to be unreasonably withheld, the Company shall enter into the same underwriting agreement with such underwriter or underwriters as shall such holders, containing representations, warranties and agreements not substantially different from those customarily made by an issuer in underwriting agreements with respect to similar distributions.

    (d) Neither the Company nor any holder of securities other than Restricted Securities shall have the right to participate in any registration requested under Section 3(a).

4.  Registration Procedures
    -----------------------

     In connection with the registration obligations of the Company pursuant to and in accordance with the provisions of Section 3 of this Agreement, the Company shall effect such registration to permit the sale of such Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as is reasonably possible:

    (a) prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Restricted Securities by FS in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided,
                                                                       --------
however, that before filing a Registration Statement or Prospectus or any
- -------
amendments or supplements thereto, including documents incorporated or deemed to be incorporated therein by reference, the Company shall furnish to Special Counsel and to FS, copies of all such documents proposed to be filed (excluding exhibits unless otherwise requested), which documents will be subject to the review of Special Counsel and FS, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which FS shall reasonably object on a timely basis; provided, however, that the Company shall be entitled
                          --------  -------
in all events to take such actions which, in the opinion of counsel for the Company are required to comply with applicable law;

                                      3.

    (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by FS set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

    (c) notify FS and its Special Counsel, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Restricted Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Restricted Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or, in the case of a Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

    (d) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Restricted Securities for sale in any jurisdiction, at the earliest possible moment;

    (e) if requested by FS, as promptly as practicable (i) incorporate in a Prospectus supplement or post-effective amendment such information as FS agrees should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as promptly as is reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if requested by FS; provided, however, that the Company
                                           --------  -------
shall not be required to take any actions in this Section 4(e) which are not, in the opinion of counsel for the Company, in compliance with applicable law;

                                      4.

    (f) upon request of FS, furnish to FS, without charge, a copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), at the earliest practicable time under the circumstances before the filing of such documents with the SEC;

    (g) furnish to FS and its Special Counsel, without charge, at least one conformed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits, if requested (including those previously furnished or incorporated by reference), at the earliest practicable time under the circumstances after the filing of such documents with the SEC;

    (h) deliver to FS and its Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as FS may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by FS in connection with the offering and sale of the Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

    (i) prior to any offering of Restricted Securities, to register or qualify or cooperate with FS, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required
                        --------  -------
to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

    (j) cooperate with FS to facilitate the timely preparation and delivery of certificates representing Restricted Securities after the same have been sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends;

    (k) upon the occurrence of any event contemplated by paragraph 4(c)(v) or 4(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated

                                      5.

therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (l) use its best efforts to cause all Restricted Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market of Nasdaq if the securities so qualify;

    (m) provide a CUSIP number for each of the Restricted Securities not later than the effective date of a Registration Statement; and

    (n) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     The Company may require FS to furnish to the Company such information regarding the distribution of such Restricted Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Restricted Securities if FS fails to furnish such information within a reasonable time after receiving such request.

     FS agrees by acquisition of such Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii)-(vi) hereof, FS will forthwith discontinue disposition of such Restricted Securities covered by such Registration Statement or Prospectus until FS's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until FS is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

5.  Registration Expenses
    ---------------------

    (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees, including fees and expenses incurred in connection with compliance with securities or Blue Sky laws and determination of the eligibility of the Restricted Securities for investment under the laws of such jurisdictions, in each case, as FS may designate, subject to the limitations set forth herein, (ii) printing expenses (including expenses of printing certificates for the Restricted Securities and of printing prospectuses), (iii) messenger, telephone and delivery expenses,

                                      6.

(iv) fees and disbursements of counsel for the Company and one Special Counsel for FS, and (v) fees and expenses of all other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company whether or not any of the Registration Statements becomes effective. The Company shall, in any event, pay the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Restricted Securities pursuant to Section 4(l) hereof and the fees and expenses of any Person, including special experts, retained by the Company.

6.  Indemnification
    ---------------

    (a)  Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless FS and each Person who controls FS (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities or expenses, joint or several, to which FS or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations hereunder or under law; and will reimburse, to the extent and subject to the limitations and conditions set forth below, FS and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by FS or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will
                                      --------  -------
not be liable in any such case (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company in writing by FS expressly for use therein, or (ii) if the Company has advised FS of an event described in Section 4(c)(v) or (vi) and such loss, claim, damage, liability or expense is caused solely by FS having sold Restricted Securities more than 12 hours after receipt of such notice and prior to receipt of a supplement or amended prospectus pursuant to
Section 4(k) and the omission or misstatement was caused by such event and corrected in the supplement or amended prospectus; provided further, however,
                                                   -------- -------  -------
that the Company shall not be liable in any such case to the extent that any such losses, claims, damages, liabilities or expenses arise out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) FS failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Restricted Securities to the person asserting such loss who purchased such Restricted Securities which are the subject thereof and (ii) the

                                      7.

Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission. In addition to its other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or failure to perform its obligations hereunder, all as described in this Section 6(a), they will reimburse FS (and, to the extent applicable, each controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse FS (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, FS (and, to the extent applicable, each controlling person) shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to FS (and, to the extent applicable, each controlling person) within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall also indemnify underwriters, dealer managers and similar securities industry professionals participating in the distribution and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above, and subject to the same obligation to repay the Company as provided above, with respect to the indemnification of the holders of Restricted Securities. The Company shall in no event be liable for any losses, damages, costs or expenses relating to or arising out of any settlement effected without the Company's written consent (which shall not be unreasonably withheld).

    (b)  Indemnification by FS.  In connection with any Registration Statement
         ----------------------
in which FS is participating, FS shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify the Company, each of its directors, each of its officers who signed the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of FS), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated

                                      8.

therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company in writing by FS expressly for use therein; and will reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this
Section 6(b), FS agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b) which relates to information furnished to the Company in writing by FS expressly for use therein, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of FS's obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to FS together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company (and, to the extent applicable, each officer, director or controlling person) within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which FS may otherwise have. In no event shall the liability of FS hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by FS upon the sale of the Restricted Securities giving rise to such indemnification obligation. The Company (and, to the extent applicable, each officer, director or controlling person) shall be entitled to receive indemnities from underwriters, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

    (c)  Conduct of Indemnification Proceedings.  Promptly after receipt by an
         --------------------------------------
indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the

                                      9.

indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action
                   --------- -------
include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by legal counsel that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel to the indemnified party shall be at the expense of the indemnifying party.

    (d)  Contribution.  If the indemnification provided for in this Section 6 is
         ------------
required by its terms but is for any reason (other than as provided above) held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the Company and FS in connection with the statements or omissions or inaccuracies which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and FS shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or FS and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 6 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no additional notice
                                --------  -------
shall be required with respect to any action for which notice has been given under subsection

                                      10.

(c) for purposes of indemnification. The Company and FS agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. Notwithstanding the provisions of this subsection (d), FS shall not be required to contribute any amount in excess of the amount by which the total price at which the Restricted Securities sold by FS and distributed to the public were offered to the public exceeds the amount of any damages which FS has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.  Miscellaneous
    -------------

    (a)  Remedies.  In the event of a breach by the Company of any of its
         --------
obligations under this Agreement, FS, in addition to being entitled to exercise all rights granted by law, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

    (b) Actions Affecting Restricted Securities.  The Company agrees to act in
        ---------------------------------------
good faith with respect to its obligations hereunder and the Company shall not take any action, or fail to take such action which has the primary effect of materially adversely affecting the rights of holders of Restricted Securities hereunder.

    (c)  Amendments.  Any amendment of this Agreement or waiver of compliance
         ----------
with any provisions hereof shall be in writing and shall require the written approval of the party to be charged. Any such amendment or waiver so approved in writing shall be binding upon all of the parties hereto and their respective permitted successors and permitted assigns.

    (d)  Notices.  All notices, requests and other communications hereunder
         -------
shall be in writing and, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery, and, if by facsimile transmission, shall be deemed to have been validly served, given or delivered upon transmission and acknowledgement of receipt thereof, in each case addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

                                      11.

     If to Company:    KMS Holding Corporation
                       c/o Freeman Spogli & Co.
                           Incorporated
                       11100 Santa Monica Boulevard
                       Suite 1900
                       Los Angeles, California  90025
                       Facsimile:  (310) 444-1870
                       Attention:  William M. Wardlaw

     If to FS:         FS Equity Partners III, L.P.
                       FS Equity Partners
                           International, L.P.
                       c/o Freeman Spogli & Co.
                           Incorporated
                       11100 Santa Monica Boulevard
                       Suite 1900
                       Los Angeles, California  90025
                       Facsimile:  (310) 444-1870
                       Attention:  William M. Wardlaw

    (e)  No Assignment.  This Agreement shall be binding upon and inure to the
         -------------
benefit of the parties and their respective permitted successors and permitted assigns. This Agreement shall not be assignable without the express written consent of each of the parties hereto.

    (f)  Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

    (g)  Headings.  Introductory headings at the beginning of each Section and
         --------
paragraph of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of this Agreement.

    (h)  Governing Law.  This Agreement shall be governed by, and construed and
         -------------
enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.

    (i)  Severability.  If any term, provision, covenant or restriction of this
         ------------
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would

                                      12.

have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

    (j)  Disputes.  In the event of any dispute among the parties arising out of
         --------
this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party, including, without limitation, reasonable attorneys' fees and expenses.

                                      13.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                    "COMPANY"

                    KMS HOLDING CORPORATION


                    By:  /s/ William M. Wardlaw
                         _________________________________
                         Name:  William M. Wardlaw
                         Title: Vice President and Secretary


                    "FS"

                    FS EQUITY PARTNERS III, L.P.

                    By:  FS Capital Partners L.P.
                         Its:  General Partner

                         By:  FS Holdings, Inc.
                              Its:  General Partner

                              By: /s/ William M. Wardlaw
                                 __________________________
                                 Name:   William M. Wardlaw
                                 Title:  Vice President
                                              and Secretary

                    FS EQUITY PARTNERS INTERNATIONAL, L.P.

                    By:  FS&Co. International, L.P.
                         Its: General Partner

                         By:  FS International Holdings Limited
                              Its:  General Partner


                              By: /s/ William M. Wardlaw
                                 ______________________________
                                 Name: William M. Wardlaw
                                 Title: Vice President

                                      14.